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                                                                       EXHIBIT 1
                                ________ Shares

                        TOTAL RENAL CARE HOLDINGS, INC.

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------


August   , 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York  10172

Dear Sirs:

          The stockholders of Total Renal Care Holdings, Inc., a Delaware corporation (the "Company"), named in Schedule I hereto (collectively, the "Selling Stockholders"), severally propose to sell an aggregate of ________ shares (the "Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter").
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          1.   Registration Statement and Prospectus.  The Company has prepared
               -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (File no. 333-_____) including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus (including any prospectus subject to completion meeting the requirements of Rule 434(b), under the Act provided by the Company with any term sheet meeting the requirements of Rule 434(b) as the prospectus provided to meet the requirements of Section 10(a) of the Act) in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus." As used herein, the terms Registration Statement and Prospectus shall be deemed to include documents incorporated by reference therein.

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) each Selling Stockholder agrees, severally and not jointly, to sell the number of Shares set forth opposite such Selling Stockholder's name in Schedule I hereto and (ii) the Underwriter agrees to purchase from each Selling Stockholder at a price per share of $_____ (the "Purchase Price")

                                       2
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such number of Shares.

          The Company and the Selling Stockholders hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each other person listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell,

                                       3
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grant any option to purchase, or otherwise dispose of any common stock of the
Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriter pursuant to this Agreement, for a period of 90 days (which, to the extent applicable, shall also be the "lock-up" period for purposes of Section 5.3 of the Shareholders Agreement (the "Shareholders Agreement") dated as of August 11, 1994, as amended on June 30, 1994) after the date of the Prospectus without the prior written consent of the Underwriter. Notwithstanding the foregoing, during such period the Company may (i) grant stock options or securities pursuant to equity incentive plans approved by the Company's Board of Directors, (ii) issue options or stock as consideration in connection with acquisitions and (iii) issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or issued in accordance with clause (i) or (ii) above.

          3.  Terms of Public Offering.  The Company and the Selling
              ------------------------
Stockholders are advised by the Underwriter that it proposes (i) to make a public offering of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          4.  Delivery and Payment.  Delivery to the Underwriter of and payment
              --------------------
for the Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day (the "Closing Date") unless otherwise permitted by the Commission pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") following the date of the initial public offering, at the offices of Riordan & McKinzie, 300 South Grand Avenue, Los Angeles, California. The Closing Date and the location of delivery of and the form of payment for the Shares may be varied by agreement between you, the Company and the Selling Stockholders.


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          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date with any transfer taxes thereon duly paid by the Selling Stockholder, for your account against payment of the Purchase Price therefor by wire transfer of federal or other immediately available funds to the account of the Custodian (as hereafter defined) as shall be specified in writing by the Custodian, no later than the Business Day immediately preceding the Closing Date.

          5.   Agreements of the Company.  The Company agrees with you:
               -------------------------

               (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

               (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or

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supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated by reference, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

               (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434) of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule
434) which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

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               (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriter a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

               (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriter it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

               (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriter in connection with the registration or qualification of the Shares for offer and sale by the Underwriter and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be obligated
               --------  -------
to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not already subject generally to service of process or so qualified.

               (h) To mail and make generally available to its stockholders as soon as reasonably practicable an

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earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

               (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

               (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

               (k) To use its best efforts to maintain the listing of the Common Stock on the New York Stock Exchange (or on another national securities exchange or included in the Nasdaq National Market) for a period of five years after the effective date of the Registration Statement.

               (l) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Underwriter that:

                                       9
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               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

               (c) Any term sheet and prospectus subject to completion provided by the Company to the Underwriter for use in connection with the offering and sale of the Shares pursuant to Rule 434 under the Act together are not materially different from the prospectus included in the Registration Statement (exclusive of any information deemed a part thereof pursuant to Rule 434(d)).

               (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each registration statement filed pursuant to Rule 462(b) under the Act, if any,

                                      10
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complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) Each of the Company and its subsidiaries as defined in Rule 405 of Regulation C under the Act (each a "Subsidiary") has been duly incorporated or formed, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or as a partnership duly formed and has the corporate or partnership power and authority, as the case may be, to carry on its business as it is currently being conducted and to own, lease and operate its properties as described in the Registration Statement and Prospectus, and each corporate Subsidiary is duly qualified and is in good standing as a foreign corporation and each Subsidiary is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification or authorization, except here the failure to be so qualified and be in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, properties, or financial or other condition of the Company and its Subsidiaries, considered as a whole.

          (f) Except as disclosed in the Prospectus, (i) all of the outstanding shares of capital stock of each the Company's corporate Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and, in the case of Total Renal Care, Inc., a California corporation ("TRC"), are wholly owned by the Company or are otherwise owned directly indirectly by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature ("Liens") and (ii) all of the outstanding partnership interests in each of the Company's partnership Subsidiaries have been duly authorized by its respective partnership agreement and validly issued and the partnership interests in such partnerships that are not owned by unaffiliated third parties are owned directly or indirectly by the Company, free and clear of any Liens, and any partnership capital contribution obligations of

                                       11
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the Company in each partnership Subsidiary have been satisfied.

          (g) All the outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (h) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

          (i) Neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or partnership agreement, as the case may be, or in default in any material respect, and no condition exists that with notice or lapse of time or both would constitute a material default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of is Subsidiaries or their respective property is bound except to the extent such violation or default, if any, could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of the Company and its Subsidiaries, considered as a whole.

          (j) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any

                                       12
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of the terms or provisions of, or a default under, the charter or by-laws of the
Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

          (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (m) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time

                                       13
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would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

          (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) Except as otherwise set forth in the prospectus or such as are not material to the business, prospectus, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries has good and marketable title, free and clear of all Liens, claims, encumbrances and restrictions except Liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries enjoy a peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

          (p) The Company and each of its Subsidiaries maintains reasonably adequate insurance.

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          (q) Price Waterhouse LLP is, and during the fiscal years ended May 31,
1994 and 1993, KPMG Peat Marwick, LLP was, an independent public accountant with respect to the Company as required by the Act.

          (r) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (s) The Company and each of its Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company and each of its Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its Subsidiaries.

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          (t) The Company is not an "investment company" or a company
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (u) Except as disclosed in the Prospectus or the Shareholders Agreement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company and with respect to the offer of the Shares all such rights have been satisfied or waived.

     7.   Representations and Warranties of the Selling Stockholders. Each
          -----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, Liens, encumbrances, security interests and claims whatsoever.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriter, free of all restrictions on transfer, Liens, encumbrances, security interests and claims whatsoever.

          (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement, if any, between such Selling Stockholder and The Bank of New York, as Custodian (the "Custody Agree-

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ment") and to sell, assign, transfer and deliver which Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement, if any, have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (d) The power of attorney signed by such Selling Stockholder appointing Leonard W. Frie, Barry C. Cosgrove and John E. King, or any one of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement, if any, has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized Leonard W. Frie, Barry C. Cosgrove and John. E. King, or any one of them, to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions thereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other govern-mental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

          (g) Such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances under which they were made, not misleading.

          (h) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above, the Selling Stockholders will promptly notify you of such change.

     8.   Indemnification.  (a) The Company hereby agrees to indemnify and hold
          ---------------
harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Under-writer furnished in writing to the Company by the Underwriter expressly for use therein.

          (b) The Selling Stockholders hereby severally and not jointly agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such agreement of each Selling Stockholder to indemnify
--------  -------
and hold harmless shall be limited to losses, claims, damages, liabilities or judgments caused by any untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement; provided, further, that the aggregate liability of any Selling
           --------  -------
Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder.

          (c) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or the Selling Stockholders, the Underwriter shall promptly notify the Company and the Selling Stockholders in writing and the Company and/or the Selling Stockholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses.
The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and partici-pate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company and/or the Selling Stockholders shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Company or any Selling Stockholder, as the case may be, and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholders, as the case may be (in which case the Company and the Selling Stockholders shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Company and the Selling Stockholders shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and its controlling persons, which firm shall be designated in writing by the Underwriter and that all such fees and expenses shall be reimbursed as they are incurred). Neither the Company nor a Selling Stockholder shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, the Company and/or such Selling Stockholder agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement, subject in the case of the Selling Stockholders to the limits set forth in subsection (b) above. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settle-ment of any action effected without a written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity to the Underwriter but only with reference to information relating to the Underwriter furnished in writing by Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or and person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company and/or the Selling Stockholders (except that if the Company or any Selling Stockholder shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockhold-ers and any person controlling such Selling Stockholders shall have the rights and duties given to the Underwriter, by Section 8(c) hereof.

          (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, (a) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (b) no Selling Stockholder shall be required to contribute any amount in excess of the amount of the aggregate purchase price received by such Selling Stockholder for the sale of such Selling Stockholder's Shares hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholders' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of such Selling Stockholder's Shares sold hereunder.

          (f) Each Selling Stockholder hereby designates the Company as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by the Underwriter or person controlling the Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Selling Stockholder will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Selling Stockholder, at the address for notices specified in Section 13 hereof.

          9.   Conditions of Underwriter's Obligations. The obligations of the
               ---------------------------------------
Underwriter to purchase the Shares under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of any registration statement filed pursuant to Rule 462(b) of the Act, not later than 10 P.M.), New York City time, on August, 1997 or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

               (c)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Victor Chaltiel and John E. King, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 8.

          (d) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date (and any Option Closing Date) with the same force and effect as if made on and as of the Closing Date (or any Option Closing Date).

          (e) You shall have received on the Closing Data an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Riordan & McKinzie, outside counsel for the Company, to the effect that:

              i) this Agreement has been duly authorized, executed and delivered by the Company;

             ii) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

            iii) such counsel has been advised by the Commission by telephone that the Registration Statement has become effective under the Act, and to such counsel's knowledge after due inquiry no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

             iv) the statements under the caption "Description of Capital Stock" in the Prospectus and Item 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

              v) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any California or Federal court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws, as the case may be, of the Company or TRC;

             vi) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

            vii)(1) The Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1996 (the "1996 Form 10-K") and its Quarterly Reports on Form 10-Q for the periods ended March 31, 1997 and June 30, 1997, which were filed pursuant to the Exchange Act and are incorporated by reference in the Prospectus (except for financial statements, schedules and other financial data as to which no opinion need be expressed), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial data, as aforesaid) comply as to form in all material respects with the Act, and (3) such counsel believes that (except for financial data, as aforesaid) the Registration Statement (including the documents incorporated by reference therein) and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus (including the documents incorpo-rated by reference therein), as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving the opinion specified in (v) above, such counsel may rely upon an opinion or opinions of McDermott, Will & Emery, regulatory counsel for the Company rendered pursuant to paragraph (h) below. In giving such opinion with respect to the matters covered by clause (vii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified.

              (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of counsels to each of the Selling Stockholders named in Schedule I hereto, to the effect that:

                  i) this Agreement has been duly authorized, executed and delivered by such Selling Stockholder;

                 ii) the execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any California or Federal court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or partnership agreement, as the case may be, of such Selling Stockholder;

                iii) except as disclosed in the Prospectus or the Shareholders Agreement, no such Selling Stockholder has any right to require registration of shares of Common Stock or any other security of the Company and with respect to the offer of the Shares all such rights have been satisfied or waived;

                 iv) the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder;

                  v) such Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by him in the manner provided in this Agreement and the Custody Agreement;

                 vi) such Selling Stockholder will be, immediately prior to the closing on the Closing Date, the sole registered owner of the Shares to be sold by such Selling Stockholder at such time pursuant to this Agreement; upon delivery and payment for such Shares, and assuming the Underwriter acquired such Shares in good faith and without notice of any adverse claim, the Underwriter will acquire all rights and interests in such Shares free of any adverse claim; and

                vii) the power of attorney signed by such Selling Stockholder appointing Leonard W. Frie, Barry C. Cosgrove and John E. King, or any one of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, and pursuant to such power of attorney, such Selling Stockholder has authorized Leonard W. Frie, Barry C. Cosgrove and John E. King, or any one of them, to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          In giving the opinion specified in (ii) above, such counsel may rely upon an opinion or opinions of

McDermott, Will & Emery, regulatory counsel for the Company rendered pursuant to paragraph (h) below.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Barry C. Cosgrove, General Counsel of the Company, to the effect that:

              i) the Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

              ii) each Subsidiary of the Company has been duly incorporated or formed, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or as a partnership duly formed and has the corporate or partnership power and authority, as the case may be, to carry on its business as it is currently being conducted and to own, lease and operate its properties, and, to such counsel's knowledge after due inquiry, each corporate Subsidiary is duly qualified and is in good standing as a foreign corporation and each Subsidiary is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification or authorization, except where the failure to be so qualified or authorized and be in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, properties, or financial or other condition of the Company and its Subsidiaries, considered as a whole;

              iii) except as disclosed in the Prospectus,(i) all of the outstanding shares of capital stock of each of the Company's corporate Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and to such counsel's knowledge after due inquiry, in the case of TRC, are wholly owned by the Company or are otherwise, owned directly or indirectly by the Company, free and clear of any Liens and (ii) all of the outstanding partnership interests in each of the Company's partnership Subsidiaries have been duly authorized by its respective partner-ship agreement and validly issued and to such counsel's knowledge after due inquiry the partnership interests in such partnerships that are not owned by unaffiliated third parties are owned directly or indirectly by the Company, free and clear of any Liens and, to such counsel's knowledge, any partnership capital contribution obligations of the Company in each partnership Subsidiary have been satisfied;

               iv) all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                v) neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or partnership agreement, as the case may be, and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its Subsidiaries is in default in any material respect, and no condition exists that with notice or lapse of time or both would constitute a material default, in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective property is bound except to the extent such violation or default, if any, could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of the Company and its Subsidiaries, considered as a whole;

               vi) the execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties, except to the extent such violation, conflict, breach or default, if any, could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of the Company and its Subsidiaries, considered as a whole;

              vii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

             viii) other than as set forth in the Shareholders Agreement or otherwise described in the Prospectus, to the best of such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

               ix) to the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary;

                x) each of the Facilities has such licenses, certifications and authorizations of governmental or regulatory authorities which are required in connection with the provision by the Facilities of dialysis services under applicable licensure, Medicare or Medicaid laws in the manner described in the Prospectus and which are required to be held by the Facilities as providers of dialysis services under the Medicare or Medicaid programs; and

              xi)(1) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements, schedules and other financial data as to which no opinion need be expressed) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements, schedules and other financial data as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (3) such counsel believes that (except for financial data, as aforesaid) the Registration Statement (including the documents incorporated by reference therein) and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus (including the documents incorporated by reference therein), as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In giving the opinions specified in (vi), (vii) and (x) above, such counsel may rely upon an opinion or opinions of McDermott, Will & Emery, regulatory counsel for the Company rendered pursuant to paragraph (h) below. In giving such opinion with respect to the matters covered by clause (xi) such counsel may state that such counsel's opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (h) You shall have received on the Closing Date an opinion (satisfactory to you and to our counsel), dated the Closing Date, of McDermott, Will & Emery, regulatory counsel for the Company, to the effect that:

               i) the statements under the captions "Risk Factors--Dependence on Medicare, Medicaid and Other Sources of Reimbursement" and "--Operations Subject to Government Regulation" in the Prospectus and "Business-- Operations--Medicare Reimbursement" and "Business--Governmental Regulation" in the 1996 Form 10-K, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are fair summaries in all material respects of the information called for with respect to such legal matters, documents and proceedings; and

              ii) the execution, delivery and performance of this Agreement by the Company will not require any consent, approval, authorization or order of any court, regulatory body, administrative agency or other governmental body in connection with the provision by the dialysis facilities owned by the Company or its Subsidiaries (the "Facilities") of dialysis services under applicable licensure, Medicare and Medicaid laws in the manner described in the Prospectus and the 1996 Form 10-K or which could affect the status of the Facilities as providers of dialysis services under the Medicare or Medicaid programs other than presently effective actions, consents disclosures or filings that have already been made on or prior to the date hereof.

          The opinions of Riordan & McKinzie, counsels for the Selling Stockholders, Barry C. Cosgrove and McDermott, Will & Emery, described in paragraphs (e), (f), (g) and (h) above shall be rendered to you at the request of the Company and shall so state therein.

              (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP counsel for the Underwriter, as to the matters referred to in clauses (i), (iii), (iv) (but only with respect to the statements under the captions "Description of Capital Stock") and (vii)(3) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by clause (vii)(3) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as specified.

          (j) You shall have received letters on and as of the Closing Date, in form and substance satisfactory to you, from Price Waterhouse, LLP and KPMG Peat Marwick, LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by such accountants on the date of this Agreement.

          (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or priority the Closing Date.

     10.  Effective Date of Agreement and Termination. This Agreement shall
          -------------------------------------------
become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

     This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions the effect of which on the financial markets of the United States or elsewhere, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms.and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market or limitation on prices for securities on any such exchange or the National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and its Subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     11.  Agreements of the Selling Stockholders.  Each Selling Stockholder
          --------------------------------------
severally agrees with you and the Company:

     (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

     (b) To take all reasonable actions in cooperation with the Company and the Underwriter to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

     12.  Miscellaneous.  Notices given pursuant to any provision of this
          -------------
Agreement shall be addressed as follows: (a) if; to the Company, to TOTAL RENAL CARE HOLDINGS, INC., 21250 Hawthorne Blvd. Suite 800, Torrance, California 90503-5517, and (b) if to the Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of the Selling Stockholders, the officers or directors of the Company or any controlling person of the Company or the Selling Stockholders, (ii) acceptance of the Shares and payment for them hereunder and
(iii) termination of this Agreement.

     If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any rights under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from the Underwriter merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriter.


                         Very truly yours,

                         TOTAL RENAL CARE
                           HOLDINGS, INC.

                         By:
                            ---------------------------
                            Title:


                         THE SELLING STOCKHOLDERS NAMED
                           IN SCHEDULE I HERETO


                         By:
                            ---------------------------
[Attorney-in-fact]



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


                         By:
                            ---------------------------
                            Title:

                                   SCHEDULE I
                                   ----------
                              Selling Stockholders
                              --------------------

                                    ANNEX I
                                    -------


                               Required Lock-ups
                               -----------------


Victor M.G. Chaltiel
Leonard W. Frie
Mary Ellen Chambers
Barry C. Cosgrove
Sidney J. Kernion
John E. King
Stan M. Lindenfeld
Lois A. Mills
Maris Andersons
Peter T. Grauer
Tenet Healthcare Corporation